February 20, 2014

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Disciplined Stock Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2013

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary- Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation.  Sean P. Fitzgibbon, CFA, and John C. Bailer, CFA, are the fund's primary portfolio managers, positions they have held since October 2004 and February 2014, respectively.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation.  Mr. Bailer is a managing director and associate portfolio manager of the U.S. Large Cap Value Strategy at TBCAM.  Messrs. Fitzgibbon and Bailer also are employees of The Dreyfus Corporation.

The following information supersedes and replaces the third paragraph in the "Fund Details - Management" in the statutory prospectus:

Sean P. Fitzgibbon, CFA, and John C. Bailer, CFA, are the fund's primary portfolio managers, positions they have held since October 2004 and February 2014, respectively.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at TBCAM, an affiliate of Dreyfus, where he has been employed since 1991.  Mr. Bailer is a managing director and associate portfolio manager of the U.S. Large Cap Value Strategy at TBCAM, where he has been employed since November 1992.  Messrs. Fitzgibbon and Bailer also have been employed by Dreyfus since October 2004 and September 2003, respectively.